Summary Prospectus	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

May 1, 2017

AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

(formerly, AZL® Schroder Emerging Markets Equity Fund)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to variableannuity@send.allianzlife.com. The Fund’s Prospectus and SAI, both dated May 1, 2017, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to match the performance of the MSCI Emerging Markets Index as closely as possible.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.85%	0.85%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.54%	0.54%

Total Annual Fund Operating Expenses(1)	1.39%	1.64%
Fee Waiver and Expense Reimbursement(2)(3)	-0.54%	-0.54%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)(2)(3)	0.85%	1.10%

(1)	The Total Annual Fund Operating Expenses have been restated and differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect current expenses of the Fund.
(2)	The Manager and the Fund have entered into a written agreement reducing the management fee to 0.45% through at least April 30, 2018, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.
(3)	The Manager and the Fund have entered into a written agreement limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.85% for Class 1 and 1.10% for Class 2 through at least April 30, 2018, after which the expense limitation agreement may be terminated for any reason by the Fund at any time or by the Manager on 30 days written notice to the Fund. Amounts contractually waived or reimbursed under the expense limitation agreement in a particular fiscal year may be recouped by the Manager within the next three fiscal years to the extent that recoupment will not cause the Fund’s expenses to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects management fee waiver agreement and the expense limitation agreement for the first year. It does not

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 87	$387	$709	$1,622
Class 2	$112	$464	$841	$1,898

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund seeks to track the investment results of the MSCI Emerging Markets Index (the “Underlying Index”), which is designed to measure equity market performance in the global emerging markets. The Underlying Index includes equity securities issued by issuers which range in size between approximately $219 million and $181 billion, although this range may change from time to time. As of February 28, 2017, the Underlying Index consisted of the following 23 emerging market countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index may include large- or mid-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials and information technology companies. With approximately 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

The subadviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The subadviser uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 90% of its net assets in the securities of its Underlying Index and in depositary receipts representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, but which the subadviser believes will help the Fund track the Underlying Index, and in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents.

The Fund seeks to track the investment results of the Underlying Index before the fees and expenses of the Fund.

The Underlying Index is calculated by MSCI Inc. (the “Index Provider” or “MSCI”), which is independent of the Fund, the Manager and the subadviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
•	Emerging Markets Risk Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.
•	Currency Risk Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.
•	Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.
•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.
•	Index Fund Risk The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.
•	Focused Investments Risk Investing in a relatively small number of issuers, industries, or regions involves added risk. Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the Fund’s portfolio.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Prior to October 14, 2016, the Fund was subadvised by Schroder Investment Management North America Inc. and was known as the AZL Schroder Emerging Markets Equity Fund. Consequently, the performance information below may have been different if the Fund had been managed by its current subadviser and pursuant to its current investment objective prior to October 14, 2016.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2009)	31.94%
Lowest (Q3, 2008)	-27.35%

Average Annual Total Returns

	One Year Ended December 31, 2016	Five Years Ended December 31, 2016	Since Inception (Class 1 – 5/6/2007 and Class 2 – 5/1/2006)
AZL®MSCI Emerging Markets Equity Index Fund (Class 1)	10.21%	1.73%	0.08%
AZL®MSCI Emerging Markets Equity Index Fund (Class 2)	9.89%	1.46%	1.22%
MSCI Emerging Markets Index*	11.60%	1.64%	2.94%

*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the MSCI Emerging Markets Index is calculated from 5/1/2006.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund since October 14, 2016, are: Greg Savage, CFA, Managing Director, Alan Mason, Managing Director, Jennifer Hsui, CFA, Managing Director, Creighton Jue, Managing Director, and Rachel Aquirre, Director.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

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The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

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The Allianz Variable Insurance Products Trust

The Allianz Variable Insurance Products Trust